FIFTH ACKNOWLEDGEMENT OF GUARANTY

THIS FIFTH ACKNOWLEDGEMENT OF GUARANTY (the "**Acknowledgement**") is made as of December 15, 2008 by PRWT SERVICES, INC., a Pennsylvania corporation, WILLIE F. JOHNSON, THOMAS A. LEONARD, JAMES C. DOBROWOLSKI, ERNEST AGRESTO, and HALIFAX TECHNICAL SERVICES, INC., a Virginia corporation (individually, a "**Guarantor**", and, collectively, the "**Guarantors**") for the benefit of TD Bank, N.A. (as successor in interest to Commerce Bank, N.A., as successor in interest to Commerce Bank / Pennsylvania, N.A.) ("**Bank**").

BACKGROUND

On May 31, 2000, each Guarantor executed a Guaranty (the "**Guaranty**") in favor of the Bank to secure the obligations of U.S. Facilities, Inc., a Delaware corporation (the "**Borrower**"), under that certain Loan and Security Agreement dated as of May 31, 2000 by and between Borrower and Bank, as amended by the Amendment to Loan Documents dated August 1, 2002, as further amended by the Second Amendment to Loan Agreement dated February 14, 2003, as further amended by the Third Amendment to Loan and Security Agreement dated on or about September 23, 2003, as further amended by the Fourth Amendment to Loan and Security Agreement dated on or about August 1, 2004, as further amended by the Fifth Amendment to Loan and Security Agreement dated November 30, 2004, as further amended by the Sixth Amendment to Loan and Security Agreement of even date herewith (the "**Sixth Amendment**"), and under the Loan Documents, as defined therein. All initially capitalized terms used herein shall have the same meaning as ascribed to such terms in the Loan Documents.

Simultaneously with the execution of this Acknowledgement, the Borrower has executed and delivered to Bank a Fifth Amended and Restated Line of Credit Note (the "**Amended Note**") in the original principal amount of Three Million Dollars ($3,000,000), as well as the Sixth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Guarantors hereby agree and acknowledge as follows:

1. Each Guaranty is hereby amended by adding the following as Section 21 to each Guaranty:

> 21. Guarantor covenants that Guarantor shall deliver to Bank not later than (a) ninety (90) days following the close of each Fiscal Year, Guarantor's Financial Statements (as defined below); and (b) fifteen (15) days after the dates filed, income tax returns of Guarantor, as filed. All financial information provided by Guarantor, pursuant to this Section 21 shall be accompanied by a written statement signed by the Guarantor (or if the Guarantor is not a natural person, then signed by such Guarantor's Chief Financial Officer) stating that all information is true, correct and complete in all material respects.
>
> "**Fiscal Year**" means the fiscal year which ends on December 31 of each year.

"Financial Statements" (a) with respect to any Guarantor who is a natural person, means such Guarantor's personal financial statement in form and substance acceptable to Bank in its sole discretion; and (b) with respect to any Guarantor which is not a natural person, means a statement of income and expense, statement of sources and uses of funds, and balance sheet and notes of such Guarantor as at the end of such Fiscal Year (and setting forth comparative figures for the previous Fiscal Year, if any), prepared in accordance with GAAP and accompanied by a review report of an independent certified public accountant, reasonably satisfactory to Bank.

"GAAP" means generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as each may from time to time be in effect, or as set forth in such other statements by such other person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination and which are applied on a consistent basis

2. Each Guarantor hereby acknowledges and agrees that: (a) such Guarantor's Guaranty remains in full force and effect and applies to the credit facilities as set forth in the Loan Agreement and the other Loan Documents; (b) such Guarantor will derive an economic benefit from the extension of the Termination Date, and increase in the Maximum Available Credit, of the Line of Credit under the Sixth Amendment in an amount not to exceed Three Million Dollars ($3,000,000) as evidenced by the Amended Note; and (c) the Obligations, as defined in the Guaranty, shall include, without limitation, the Indebtedness and the Obligations of Borrower as evidenced by the Initial Term Note, the New Term Note and the Amended Note, and as otherwise evidenced and secured by the Loan Documents, as such term is defined in the Sixth Amendment.

3. Each Guarantor hereby (a) ratifies, reaffirms and acknowledges such Guarantor's Guaranty, including, without limitation, the representations and warranties set forth in such Guarantor's Guaranty as fully and effectively as if they were made on and as of the date hereof, and (b) acknowledges and agrees that nothing contained herein constitutes any release, termination, waiver or modification of such Guarantor's Guaranty.

4. This Acknowledgment may be executed in counterparts (with signatures to be delivered by facsimile, with originals to follow in due course), each of which shall constitute an original and collectively one and the same Acknowledgment.

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IN WITNESS WHEREOF, Guarantors have executed this Fifth Acknowledgement of Guaranty under seal, intending to be legally bound hereby, the day and year first above written.

PRWT SERVICES, INC.

By: ____________________
Name: WILLIE JOHNSON
Title: CHAIRMAN

HALIFAX TECHNICAL SERVICES, INC.

By: ____________________
JAMES C. DOBROWOLSKI

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WILLIE F. JOHNSON

____
THOMAS A. LEONARD

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JAMES C. DOBROWOLSKI

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ERNEST AGRESTO

ACCEPTED BY:
TD BANK, N.A.

By: ____________________
Name: ____________________
Title: ____________________